                                                                   Exhibit 4.1

[GRAPHIC]               [DOUBLETWIST LOGO]                           [GRAPHIC]
           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                 CUSIP 258627 10 8
                                           SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERITIFIES THAT



IS THE OWNER OF

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

                         DOUBLETWIST, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:    [SIGNATURE]       [CORPORATE SEAL]        [SIGNATURE]
           SECRETARY                           PRESIDENT AND CHIEF
                                                EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
  COMPUTERSHARE INVESTOR SERVICES, LLC

                         TRANSFER AGENT
                         AND REGISTRAR,

By

                   Authorized Signature

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                     DOUBLETWIST, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ................ Custodian ..................
                    (Cust)                                (Minor)
                    under Uniform Gifts to Minors
                    Act .........................................
                                       (State)

UNIF TRF MIN ACT - ......... Custodian (until age ..........)
                   (Cust)
                   .................under Uniform Transfers
                         (Minor)
                   to Minors Act ................................
                                       (State)

Additional abbreviations may also be used though not in the above list.

For Value received,                 hereby sell, assign and transfer unto
                   -----------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-------------------------
/                        /
-------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

---------------------------------------------------------------------- Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

-------------------------------------------------------------------- Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------

                                       X -----------------------------

                                       X -----------------------------

          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By
   -------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.